Exhibit 99.2

UHOS Q3 2010 Earnings Teleconference November 12, 2010

• Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” • This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

Q3 2010 Highlights: Another Solid Quarter Despite Macro Headwinds • Adjusted EBITDA Performance: • Driven by growth in: • Asset360TM (formerly Asset Management) • Patient Handling (beds, surfaces, bariatrics) • Negative Pressure Wound Therapy • Headwinds: – Economy – Hospital census & expense control – Health Care Reform uncertainties Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 3 Q3 2010 +6.9% Bottom Line: UHS continues to gain traction in growth areas despite the confidence challenges in the economy

2011 Outlook: “Silver Lining” to the Current Setting • Likely continued weak employment setting mitigates a patient census recovery • However, tough economic times enhance our product offerings: • Asset360: • Provides up front capital and significant operating efficiencies • Patient Handling and Wound Therapy: • UHS’ entry into these markets dramatically enhances competition by giving providers a clinically credible alternative to reduce costs • UHS will continue to invest heavily in People, and Technology to support growth

Financial Review 3rd Quarter 2010 5

Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Sep 2010: Continued Growth for UHS LTM = $116.7 6 Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations

$ in Millions LTM Q3 2009 2010 % Chg 2009 2010 % Chg 2010 Revenues 56.0 $ 59.4 $ 6.0% 170.8 $ 185.4 $ 8.5% 247.2 $ Cash Gross Margin Pre ASC 805 36.5 37.6 2.9% 113.6 121.1 6.6% 161.8 % of Revenue 65.1% 63.2% 66.5% 65.3% 65.5% Historical Depreciation (14.1) (15.3) (41.2) (45.9) (60.1) Gross Margin Pre ASC 805 22.4 $ 22.3 $ -0.5% 72.4 $ 75.2 $ 3.9% 101.7 $ % of Revenue 40.0% 37.6% 42.4% 40.5% 41.2% September YTD 3rd Quarter Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET360TM EQUIPMENT MANAGEMENT PROGRAM (Formerly Asset Mgmt) On-site management to drive better equipment utilization (UHS people, technology & processes) 7 Trend Analysis • Strong momentum in Asset360TM, patient handling and wound therapy offset sluggish results in peak need rental caused by soft census and tight cost controls by customers

$ in Millions LTM Q3 2009 2010 % Chg 2009 2010 % Chg 2010 Revenues 10.8 $ 11.5 $ 6.9% 31.9 $ 33.5 $ 5.0% 44.0 $ Cash Gross Margin Pre ASC 805 3.3 3.4 5.8% 9.6 9.7 1.4% 12.3 % of Revenue 30.2% 29.9% 30.1% 29.1% 28.0% Historical Depreciation (0.1) - (0.2) (0.2) (0.3) Gross Margin Pre ASC 805 3.2 $ 3.4 $ 5.8% 9.4 $ 9.5 $ 1.4% 12.0 $ % of Revenue 29.5% 29.2% 29.3% 28.3% 27.3% 3rd Quarter September YTD Technical and Professional Services TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: • Non-resident, response based/ scheduled Biomedical Services • Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM (Formerly CHAMP) Customizable on-site biomedical serv ices program 8 Trend Analysis • Growth in Q3 Margins driven by robust Manufacturer Services activities Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation

Trend Analysis • Lower current year Revenues are a result of robust equipment sales in the comparable 2009 period • Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business $ in Millions LTM Q3 2009 2010 % Chg 2009 2010 % Chg 2010 Revenues 5.4 $ 4.9 $ -9.7% 16.3 $ 13.8 $ -14.9% 19.7 $ Cash Gross Margin Pre ASC 805 1.3 1.3 -3.6% 4.1 3.5 -15.6% 4.5 % of Revenue 24.5% 26.2% 25.0% 24.8% 22.6% Historical Depreciation - (0.1) (0.2) (0.3) (0.2) Gross Margin Pre ASC 805 1.3 $ 1.2 $ -4.1% 3.9 $ 3.2 $ -16.5% 4.3 $ % of Revenue 23.6% 25.0% 24.0% 23.6% 21.5% 3rd Quarter September YTD Medical Equipment Sales and Remarketing ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES 9 Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation

Selected Financial Data Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-ASC 805 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows 10 $ in Millions LTM Q3 2009 2010 % Chg 2009 2010 % Chg 2010 Consolidated Revenues 72.2 $ 75.8 $ 4.9% 219.0 $ 232.7 $ 6.3% 310.9 $ Cash Gross Margin Pre-ASC 805 41.1 $ 42.3 $ 3.0% 127.3 $ 134.3 $ 5.5% 178.6 $ % of Revenues 56.9% 55.8% 58.1% 57.7% 57.4% Historical Depreciation (14.2) (15.4) (41.6) (46.4) (60.6) Gross Margin Pre-ASC 805 26.9 $ 26.9 $ 0.1% 85.7 $ 87.9 $ 2.7% 118.0 $ % of Revenues 37.2% 35.5% 39.1% 37.8% 37.9% Cash SG&A 14.6 $ 13.9 $ 4.2% 46.8 $ 45.1 $ 3.4% 61.9 $ % of Revenues 20.2% 18.4% 21.4% 19.5% 19.9% Adjusted EBITDA 26.5 $ 28.3 $ 6.9% 80.4 $ 89.0 $ 10.7% 116.7 $ % of Revenues 36.7% 37.3% 36.7% 38.2% 37.5% Patient Handling Buyout - $ - $ - $ 16.6 $ 16.6 $ Other 13.7 10.1 -26.3% 27.7 46.0 66.1% 69.4 Total Accrual CAPEX 13.7 $ 10.1 $ 27.7 $ 62.6 $ 86.0 $ 3rd Quarter September YTD

Additional Commitment = ~ $25 $195 Bank Line (as of September 30th) Available Liquidity = ~ $120 Used = ~ $50 Debt Maturities $- $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 2015 $195 Revolver Liquidity Profile Remains Solid ($ millions) 11 11 Borrowing Base = $170 (Includes LOCs of $4) Excludes capital lease maturities

Leverage Trend 12 12 12/31/09 9/30/10 Floating Rate Notes 230.0 $ 230.0 $ PIK Toggle Notes 230.0 230.0 10.125% Senior Notes 9.9 - Bank Line 38.4 46.2 Capital Leases 10.3 12.4 Total Debt 518.6 518.6 Add: Accrued Interest 3.7 13.8 Net Debt 522.3 $ 532.4 $ LTM Adj. EBITDA 108.1 $ 116.7 $ Leverage ratio 4.8 4.6 UHS Debt Structure ($ in millions) Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Recap Recap Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Note that our calculations include Accrued Interest for conservatism

2009 2010 E Adjusted EBITDA $108 $120 + Accrual CAPEX $51 $85 - $90 (Includes capital used to fund preexisting (~$17) and future growth of patient handling equipment, which was previously funded by our partner) Year-end Leverage 4.8x Mid 4’s (absent acquisitions) Estimated Guidance Remains Unchanged ($ in Millions) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities 13 13

Continue to Expect Growth Despite the Economic Environment 14 14 Adjusted EBITDA (000's) $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 E Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations

• Selected Reconciliations • EBITDA Reconciliation: 2009 & 2010 • EBITDA Reconciliation: 1998 – LTM Q3 2010 • Depreciation and Amortization Reconciliation • Other Reconciliations Appendix 15 15

Selected Reconciliations 16 16 $ in Millions 3rd Quarter September YTD LTM Q3 2009 2010 2009 2010 2010 Gross Margin ASC 805 Impact Depreciation 3.4 $ 3.1 $ 10.2 $ 9.6 $ 12.7 $ Occupancy - - 0.1 - - Fixed Asset Disposals 0.4 0.1 1.2 0.5 0.9 Total Gross Margin ASC 805 Impact 3.8 $ 3.2 $ 11.5 $ 10.1 $ 13.6 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 19.4 $ 23.1 $ 62.6 $ 65.2 $ 86.9 Stock Option Expense (0.1) (4.4) (1.0) (5.1) (5.4) Historical Depreciation & Amortization (0.7) (0.9) (2.1) (2.4) (3.2) ASC 805 Depreciation & Amortization (3.5) (3.4) (11.4) (10.5) (14.0) Other ASC 805 Impact (0.2) - (0.3) (0.2) (0.2) Management, Board, & Strategic Fees (0.3) (0.5) (1.0) (1.9) (2.2) Cash SG&A 14.6 $ 13.9 $ 46.8 $ 45.1 $ 61.9 $

Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin 17 17 $ in Millions 3rd Quarter September YTD LTM Q3 2009 2010 2009 2010 2010 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 22.4 $ 22.3 $ 72.4 $ 75.2 $ 101.7 $ ASC 805 Outsourcing Depreciation 3.4 3.1 10.2 9.6 12.7 Other ASC 805 Items 0.2 - 0.6 0.3 0.5 Gross Margin per GAAP 18.8 $ 19.2 $ 61.6 $ 65.3 $ 88.5 $ Technical & Professional Services Gross Margin Pre-ASC 805 3.2 $ 3.4 $ 9.4 $ 9.5 $ 12.0 $ Gross Margin per GAAP 3.2 $ 3.4 $ 9.4 $ 9.5 $ 12.0 $ Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 1.3 $ 1.2 $ 3.9 $ 3.2 $ 4.3 $ Other ASC 805 Items 0.2 0.1 0.7 0.2 0.4 Gross Margin per GAAP 1.1 $ 1.1 $ 3.2 $ 3.0 $ 3.9 $ Total Gross Margin Pre-ASC 805 26.9 $ 26.9 $ 85.7 $ 87.9 $ 118.0 $ Total ASC 805 Depreciation 3.4 3.1 10.2 9.6 12.7 Total Other ASC 805 Items 0.4 0.1 1.3 0.5 0.9 Total Gross Margin per GAAP 23.1 $ 23.7 $ 74.2 $ 77.8 $ 104.4 $

EBITDA Reconciliation

UHS
Universal | Hospital | Services™

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	3rd Quarter		September YTD		LTM Q3
	2009	2010	2009	2010	2010
Net Cash provided by Operating Activities	$ 27.4	$ 26.5	$ 52.7	$ 68.7	$ 72.0
Changes in Operating Assets and Liabilities	(12.7)	(11.1)	(5.7)	(16.3)	(4.4)
Other and Non-Cash Expenses	2.2	(5.5)	3.7	(3.9)	(1.4)
Income Tax Expense	(2.9)	1.7	(9.0)	(2.2)	(4.7)
Interest Expense	11.5	11.7	35.1	35.0	46.5
EBITDA	25.5	23.3	76.8	81.3	108.0
Management, Board & Strategic Fees	0.3	0.5	1.0	1.9	2.2
Stock Option Expense	0.1	4.4	1.0	5.1	5.4
ASC 805 Impact	0.6	0.1	1.6	0.7	1.1
Adjusted EBITDA	$ 26.5	$ 28.3	$ 80.4	$ 89.0	$ 116.7

18

LTM Q3 $ in Millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net Cash provided by Operating Activities 9.7 $ 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.9 $ 29.8 $ 56.2 $ 56.0 $ 72.0 $ Changes in Operating Assets and Liabilities 1.4 3.7 (3.5) 0.4 4.1 7.9 2.2 2.3 0.7 6.7 3.6 6.2 (4.4) Other and Non-Cash Expenses 0.9 0.7 (2.3) (3.7) (11. 7) (7.9) (3.4) (3.3) (4.1) (28.5) 6.5 6.3 (1.4) Income Tax Expense (1.1) (1.7) 0.1 0.1 0.1 0.3 1.2 0.8 0.6 (9.7) (15. 4) (11.5) (4.7) Interest Expense 11.2 18.0 20.7 19.6 18.1 20.2 30.5 31.1 31.6 40.2 46.9 46.5 46.5 EBITDA 22.1 35.9 43.2 48.1 50.8 36.5 68.5 75.0 77.7 38.5 97.8 103.5 108.0 Recapitalization, company sale, stock compensation and severence expenses 5.1 - - 1.6 10.1 14.4 - - - 27.2 - - - Terminated IPO Expenses - - - 1.2 - - - - - - - - - Loss on extinguishment of debt - - - - - 13.3 - - - 23.4 - - - Financing and Reorganization Charges 5.1 $ - $ - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ 50.6 $ - $ - $ - $ Management , Board & Strategic Fees - - 0.3 0.4 0.3 0.3 0.7 0.8 1.6 1.0 1.3 1.3 2.2 Other 2.9 - - - - - - - - (0.7) 0.1 - - Stock Option Expense - - - - - - - - 1.7 3.7 2.5 1.3 5.4 ASC 805 Impact - - - - - - - - - 2.4 2.3 2.0 1.1 Adjusted EBITDA 30.1 $ 35.9 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 81.0 $ 95.5 $ 104.0 $ 108.1 $ 116.7 $ Total Revenue 69.4 $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 $ 225.1 $ 264.0 $ 289.1 $ 297.2 $ 310.9 $ Total Debt & Accrued Interest , Less Cash & Investments * 153.8 $ 192.4 $ 199.0 $ 209.2 $ 205.8 $ 276.7 $ 301.9 $ 305.0 $ 315.0 $ 501.1 $ 521.7 $ 522.3 $ 532.4 $ Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) * 5.1 5.4 4.6 4.1 3.4 4.3 4.4 4.0 3.9 5.2 5.0 4.8 4.6 * As of End of Period EBITDA Reconciliation: 1998 – LTM Q3 2010 19 19 Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to ser vice debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

Depreciation & Amortization Reconciliations 20 20 $ in Millions 3rd Quarter September YTD LTM Q3 2009 2010 2009 2010 2010 Historical Outsourcing Depreciation 14.1 $ 15.3 $ 41.2 $ 45.9 $ 60.1 $ ASC 805 Outsourcing Depreciation 3.4 3.1 10.2 9.6 12.7 Total Outsourcing Depreciation 17.5 18.4 51.4 55.5 72.8 Historical Technical & Professional Services Depreciation 0.1 - 0.2 0.2 0.3 Total Technical & Professional Services Depreciation 0.1 - 0.2 0.2 0.3 Historical Sales & Remarketing Depreciation - 0.1 0.2 0.3 0.2 Total Sales & Remarketing Depreciation - 0.1 0.2 0.3 0.2 Historical Gross Margin Depreciation 14.2 15.4 41.6 46.4 60.6 Gross Margin ASC 805 Depreciation 3.4 3.1 10.2 9.6 12.7 Total Gross Margin Depreciation 17.6 18.5 51.8 56.0 73.3 Historical Selling, General, and Admin Depreciation 0.7 0.9 2.1 2.4 3.2 ASC 805 Selling, General, and Admin Depreciation 0.1 - 0.5 0.2 0.3 Total Selling, General, and Admin Depreciation 0.8 0.9 2.6 2.6 3.5 Total ASC 805 Selling, General, and Admin Amortization 3.4 3.4 10.9 10.3 13.7 Total Depreciation, Amortization, and Impairment 21.8 $ 22.8 $ 65.3 $ 68.9 $ 90.5 $

Other Reconciliations 21 21 YTD LTM Q3 $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2010 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 58.2 $ 81.0 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 3.7 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (4.5) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 5.8 5.8 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 62.6 $ 86.0 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - $ UHS by Parent - - - - - - - (335.1) - - - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ - $ ACCRUAL CAPEX RECONCILIATION ACQUISITIONS